UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

Winchester Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42627	33-3361275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 Main Street
Winchester, Massachusetts		01890
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 729-2130

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2026, Winchester Bancorp, Inc., the holding company for Winchester Savings Bank, issued a press release reporting its financial results for the year ended June 30, 2026.

A copy of the press release announcing the results is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2026, the Board of Directors of Winchester Bancorp, Inc. (the “Company”) approved, in accordance with the Company’s Bylaws and Articles of Incorporation, a change in the Company’s fiscal year end from June 30 to December 31 of each year.

As a result of this change, the Company intends to file a transition report on Form 10-K for the six-month transition period starting July 1, 2026 and ending December 31, 2026 (the “Transition Period”), which is the period between the closing of the Company’s most recent fiscal year on June 30, 2026 and the opening date of the Company’s newly selected fiscal year on January 1, 2027.

During the Transition Period, the Company expects to file a quarterly report on Form 10-Q for the quarter ending September 30, 2026, and then expects to file quarterly reports based on the new fiscal year beginning with the first fiscal quarter ending March 31, 2027.

In connection with the change in fiscal year, Article VI, Section 5 of the Company’s Bylaws was amended to reflect the new fiscal year (the “Amendment”). The Amendment is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.2 Amendment to Bylaws

99.1 Press Release dated July 30, 2026

104.1 Cover Page Interactive Data file (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winchester Bancorp, Inc.

Date: July 30, 2026	By:	/s/ John A. Carroll
John A. Carroll
President and Chief Executive Officer